UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2005

ENTERPRISE GP HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 426-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On October 27, 2005 and October 28, 2005, representatives of Enterprise Products GP, LLC intend to make presentations to various financial analysts regarding the growth strategies, capital projects and financial results of Enterprise Products Partners L.P. (“Enterprise Products Partners”). A copy of the presentation is filed as Exhibit 99.1 to this report. In addition, interested parties will be able to view the presentation by visiting Enterprise GP Holdings L.P.’s website, www.enterprisegp.com. The presentation will be archived on our website for 90 days.

Enterprise GP Holdings L.P. (“Enterprise GP Holdings” or “EPE”) is the sole member of Enterprise Products GP, LLC (“Enterprise Products GP”), which is the general partner of Enterprise Products Partners. The primary business purpose of Enterprise Products GP is to manage the affairs and operations of Enterprise Products Partners, a North American energy company providing a wide range of processing, storage and transportation or midstream services to producers and consumers of natural gas, natural gas liquids (“NGLs”), and crude oil, and an industry leader in the development of pipeline and other midstream infrastructure in the continental United States and deepwater Gulf of Mexico. Enterprise Products Partners conducts substantially all of its business through a wholly owned subsidiary, Enterprise Products Operating L.P. (the “Operating Partnership”).

Unless the context requires otherwise, references to “we,” “us,” “our,” “EPD,” “Enterprise Products Partners” or the “Company” within this presentation shall mean Enterprise Products Partners L.P. and its consolidated subsidiaries.

Also, “GulfTerra Merger” refers to the merger of GulfTerra Energy Partners, L.P. with a wholly owned subsidiary of Enterprise Products Partners on September 30, 2004 and the various transactions related thereto. References to “GulfTerra” mean Enterprise GTM Holdings L.P., the successor to GulfTerra Energy Partners, L.P. References to “GulfTerra GP” mean Enterprise GTMGP, L.L.C., which was formerly known as GulfTerra Energy Company, L.L.C., the general partner of GulfTerra Energy Partners, L.P. Enterprise GTMGP, L.L.C. is the general partner of Enterprise GTM Holdings L.P.

Use of industry terms in presentation

As used within our presentation , the following industry terms have the following meanings:

Bcf	= billion cubic fee
Bcf/d	= billion cubic feet per day
COS	= cost-of-service
LPG	= liquefied petroleum gas
MBPD	= thousand barrels per day
MBbls	= thousand barrels
MMBbls = million barrels
MMcf/d	= million cubic feet per day
ROW	= right-of-way easement

Use of Non-GAAP financial measures

Our presentation includes the non-generally accepted accounting principle (“non-GAAP”) financial measures of gross operating margin, distributable cash flow, and EBITDA. This current report on Form 8-K provides reconciliations of these non-GAAP financial measures to their most directly comparable historical financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See the section titled “Reconciliation of non-GAAP financial measures to their GAAP counterparts” for these reconciliations. Our non-GAAP financial measures should not be considered as alternatives to GAAP measures such as net income, operating income, cash flow from operating activities or any other GAAP measure of liquidity or financial performance.

Gross operating margin. We evaluate segment performance based on the non-GAAP financial measure of gross operating margin. Gross operating margin (either in total or by individual segment) is an important performance measure of the core profitability of our operations. This measure forms the basis of our internal financial reporting and is used by senior management in deciding how to allocate capital resources among business segments. We believe that investors benefit from having access to the same financial measures that our management uses in evaluating segment results. The GAAP measure most directly comparable to total segment gross operating margin is operating income.

We define total segment gross operating margin as operating income before: (1) depreciation and amortization expense; (2) operating lease expenses for which we do not have the payment obligation; (3) gains and losses on the sale of assets; and (4) general and administrative expenses. Gross operating margin is exclusive of other income and expense transactions, provision for income taxes, minority interest, cumulative effect of changes in accounting principles and extraordinary charges. Gross operating margin by segment is calculated by subtracting segment operating costs and expenses (net of the adjustments noted above) from segment revenues, with both segment totals before the elimination of intercompany transactions. In accordance with GAAP, intercompany accounts and transactions are eliminated in consolidation. Our non-GAAP financial measure of total segment gross operating margin should not be considered as an alternative to GAAP operating income.

We include earnings from equity method unconsolidated affiliates in our measurement of segment gross operating margin. Our equity investments with industry partners are a vital component of our business strategy. They are a means by which we conduct our operations to align our interests with those of our customers, which may be a supplier of raw materials or a consumer of finished products. This method of operation also enables us to achieve favorable economies of scale relative to the level of investment and business risk assumed versus what we could accomplish on a stand-alone basis. Many of these businesses perform supporting or complementary roles to our other business operations. As circumstances dictate, we may increase our ownership interest in equity investments, which could result in their subsequent consolidation into our operations.

For those assets that we own and consolidate, we define project gross operating margin as project operating income before depreciation and amortization expense and any allocation of indirect costs and expenses. Project gross operating margin is exclusive of other income and expense transactions, provision for income taxes, minority interest, cumulative effect of changes in accounting principles and extraordinary charges. Project gross operating margin is calculated by subtracting direct project operating costs and expenses (net of the adjustments noted above) from project revenues, with both project totals before the elimination of intercompany transactions. For those assets in which we own an equity interest through a joint venture arrangement, we define project gross operating margin as our share of the earnings from such investment. Since project gross operating margin is usually specific to a single asset, it should not be considered as an alternative to consolidated GAAP operating income, which includes all of our operations.

Distributable cash flow. We define distributable cash flow as net income or loss plus: (1) depreciation and amortization expense; (2) operating lease expenses for which we do not have the payment obligation; (3) cash distributions received from unconsolidated affiliates less equity in the earnings of such unconsolidated affiliates; (4) the subtraction of sustaining capital expenditures; (5) the addition of losses or subtraction of gains relating to the sale of assets; (6) cash proceeds from the sale of assets or return of investment from unconsolidated affiliates; (7) gains or losses on monetization of financial instruments recorded in accumulated other comprehensive income less related amortization of such amount to earnings; (8) transition support payments received from El Paso related to the GulfTerra merger and (9) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income for the period. Sustaining capital expenditures are capital expenditures (as defined by GAAP) resulting from improvements to and major renewals of existing assets. Distributable cash flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay our partners. Using this metric, our management can compute the coverage ratio of estimated cash flows to planned cash distributions.

Distributable cash flow is also an important non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Specifically, this financial measure indicates to investors whether or not we are generating cash flows at a level that can sustain or support an increase in our quarterly cash distribution. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unitholder). The GAAP measure most directly comparable to distributable cash flow is cash flows from operating activities.

EBITDA. We define EBITDA as net income or loss plus interest expense, provision for income taxes and depreciation and amortization expense. EBITDA is commonly used as a supplemental financial measure by management and by external users of our financial statements, such as investors, commercial banks, research analysts and rating agencies, to assess: (1) the financial performance of our assets without regard to financing methods, capital structures or historical cost basis; (2) the ability of our assets to generate cash sufficient to pay interest cost and support our indebtedness; (3) our operating performance and return on capital as compared to those of other companies in the midstream energy industry, without regard to financing and capital structure; and (4) the viability of projects and the overall rates of return on alternative investment opportunities. Because EBITDA excludes some, but not all, items that affect net income or loss and because these measures may vary among other companies, the EBITDA data presented in the press release may not be comparable to similarly titled measures of other companies. The GAAP measure most directly comparable to EBITDA is cash flow from operating activities.

Use of capital project financial forecast data

Our presentation includes forecasts of gross operating margin for certain capital projects. Our forecasts of project gross operating margin are based upon certain key assumptions that we and our general partner believe are reasonable; however, neither we nor Enterprise Products GP or EPE can give any assurances that such expectations will prove to be correct. Our forecasts of project gross operating margin are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected or expected. You should not put undue reliance on any forward-looking statements such as our forecasts of project gross operating margin.

The key assumptions underlying our forecasts of project gross operating margin are: (i) throughput and processing volumes from producers and other customers will materialize in the amounts and during the periods we estimate; (ii) construction and operation of the underlying assets will not be significantly hampered by weather delays or other natural and economic forces; (iii) costs to construct and operate the underlying assets will be within expected ranges of tolerance; and (iv) project revenues will be realized on a timely basis.

We do not intend and have no obligation to publicly update or revise any forward-looking statement such as our forecast of project gross operating margin, whether as a result of new information, future events or otherwise. Since we do not prepare GAAP financial forecasts at the project level, we are not able to provide reconciliations between project-specific gross operating margin amounts and consolidated operating income, which includes all aspects of our operations.

Reconciliation of non-GAAP financial measures to their GAAP counterparts

Slide 19 reconciliations of gross operating margin, EBITDA and distributable cash flow amounts

Enterprise Products Partners L.P.
Reconciliation of Unaudited GAAP Financial Measures to Our Non-GAAP Financial Measures
Distributable Cash Flow
For the Three and Nine Months Ended September 30, 2005 and 2004
($ in 000s)
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004

Reconciliation of Non-GAAP "Distributable Cash Flow" to GAAP "Net
Income" and GAAP "Cash provided by (used in) operating activities"
Net income	$ 131,169	$ 57,231	$ 311,084	$ 152,907
Adjustments to derive Distributable Cash Flow:
(add or subtract as indicated by sign of number):
Amortization in interest expense	254	1,025	(116)	2,868
Depreciation and amortization in costs and expenses	104,562	32,586	309,065	94,976
Operating lease expense paid by EPCO	528	2,273	1,584	6,820
Deferred income tax expense	1,952	3,381	5,827	6,293
Monetization of forward-starting interest rate swaps		(85,126)		19,405
Amortization of net gain from forward-starting interest rate swaps	(905)		(2,687)
Cumulative effect of change in accounting principle,
excluding minority interest portion				(8,443)
Equity in income of unconsolidated affiliates	(3,703)	(14,289)	(14,563)	(42,224)
Distributions received from unconsolidated affiliates	8,480	18,723	47,388	54,580
Provision for impairment of long-lived asset		4,016		4,016
Loss (gain) on sale of assets	611	43	(4,742)	158
Proceeds from sale of assets	953	51	43,220	110
Sustaining capital expenditures	(25,935)	(6,112)	(62,778)	(16,001)
Changes in fair market value of financial instruments	11	79	122	82
Return of investment from Cameron Highway Oil Pipeline System
related to refinancing of its project debt			47,500
GulfTerra distributable cash flow for third quarter of 2004		68,402		68,402
El Paso transition support payments	4,500		13,500
Distributable Cash Flow	222,477	82,283	694,404	343,949
Adjustments to Distributable Cash Flow to derive Cash Provided by Operating
Activities (add or subtract as indicated by sign of number):
Minority interest portion of cumulative effect of change in
accounting principle				(2,338)
Monetization of forward-starting interest rate swaps		85,126		(19,405)
Amortization of net gain from forward-starting interest rate swaps	905		2,687
Proceeds from sale of assets	(953)	(51)	(43,220)	(110)
Sustaining capital expenditures	25,935	6,112	62,778	16,001
Return of investment from Cameron Highway Oil Pipeline System
related to refinancing of its project debt			(47,500)
GulfTerra distributable cash flow for third quarter of 2004		(68,402)		(68,402)
El Paso transition support payments	(4,500)		(13,500)
Minority interest in total	861	3,149	3,186	6,847
Net effect of changes in operating accounts	(17,929)	(189,345)	(314,202)	(240,526)
Cash provided by (used in) operating activities	$ 226,796	$ (81,128)	$ 344,633	$ 36,016

Enterprise Products Partners L.P.
Reconciliation of Unaudited GAAP Financial Measures to Our Non-GAAP Financial Measures
EBITDA
For the Three and Nine Months Ended September 30, 2005 and 2004
($ in 000s)
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004
Reconciliation of Non-GAAP "EBITDA" to GAAP "Net Income" and
GAAP "Cash provided by (used in) operating activities"
Net income	$ 131,169	$ 57,231	$ 311,084	$ 152,907
Additions to net income to derive EBITDA:
Interest expense (including related amortization)	60,538	32,471	170,697	96,956
Provision for taxes	3,223	662	3,958	2,706
Depreciation and amortization in costs and expenses	104,562	32,586	309,065	94,976
EBITDA	299,492	122,950	794,804	347,545
Adjustments to EBITDA to derive cash provided by operating activities
(add or subtract as indicated by sign of number):
Interest expense	(60,538)	(32,471)	(170,697)	(96,956)
Provision for income taxes	(3,223)	(662)	(3,958)	(2,706)
Cumulative effect of changes in accounting principles				(10,781)
Equity in income of unconsolidated affiliates	(3,703)	(14,289)	(14,563)	(42,224)
Amortization in interest expense	254	1,025	(116)	2,868
Deferred income tax expense	1,952	3,381	5,827	6,293
Distributions received from unconsolidated affiliates	8,480	18,723	47,388	54,580
Provision for impairment of long-lived asset		4,016		4,016
Operating lease expense paid by EPCO	528	2,273	1,584	6,820
Minority interest	861	3,149	3,186	6,847
Loss (gain) on sale of assets	611	43	(4,742)	158
Changes in fair market value of financial instruments	11	79	122	82
Net effect of changes in operating accounts	(17,929)	(189,345)	(314,202)	(240,526)
Cash provided by (used in) operating activities	$ 226,796	$ (81,128)	$ 344,633	$ 36,016

Enterprise Products Partners L.P.
Condensed Operating Data - UNAUDITED
For the Three and Nine Months Ended September 30, 2005 and 2004
($ in 000s)
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004

Gross Operating Margin by Segment ($000s):
Offshore Pipelines & Services	$ 16,922	$ 721	$ 62,180	$ 2,577
Onshore Natural Gas Pipelines & Services	93,513	7,186	257,774	18,928
NGL Pipelines & Services	153,760	83,560	427,392	231,730
Petrochemical Services	47,621	35,522	85,559	90,731
Other, non-segment results		10,759		32,025
Total non-GAAP consolidated gross operating margin	$ 311,816	$ 137,748	$ 832,905	$ 375,991
Adjustments to reconcile non-GAAP consolidated gross operating margin to GAAP consolidated operating income:
Depreciation and amortization in operating
costs and expenses	(103,028)	(32,439)	(304,041)	(94,674)
Operating lease expense paid by EPCO in operating
costs and expenses	(528)	(2,273)	(1,584)	(6,820)
Gain (loss) on sale of assets in operating costs and expenses	(611)	(43)	4,742	(158)
General and administrative expenses	(13,252)	(10,076)	(46,655)	(26,629)
Consolidated operating income per GAAP	$ 194,397	$ 92,917	$ 485,367	$ 247,710

Slide 20 reconciliation of gross operating margin amounts

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,
	2004	2005	2005	2005
Consolidated operating income per GAAP	$ 175,284	$ 165,464	$ 125,506	$ 194,397
Adjustments to reconcile consolidated operating income
to total consolidated gross operating margin:
Depreciation and amortization in operating costs and expenses	99,060	99,965	101,048	103,028
Retained lease expense, net in operating costs and expenses	885	528	528	528
Loss (gain) on sale of assets in operating costs and expenses	(16,059)	(5,436)	83	611
General and administrative costs	20,030	14,693	18,710	13,252
Total non-GAAP consolidated gross operating margin	$ 279,200	$ 275,214	$ 245,875	$ 311,816

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

Exhibit No.	Description

99.1	Enterprise Products Partners L.P. Analyst Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

By:	EPE Holdings, LLC,
its General Partner

Date: October 27, 2005	By: ___/s/ Michael J. Knesek___
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal
Accounting Officer of EPE Holdings, LLC

Exhibit Index

Exhibit No.	Description

99.1	Enterprise Products Partners L.P. Analyst Presentation.